UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2018

ANTARES PHARMA, INC.

(Exact name of registrant specified in its charter)

Delaware	1-32302	41-1350192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Princeton South, Suite 300, Ewing, NJ		08628
(Address of principal executive offices)		(Zip Code)

(609) 359-3020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01	Other Events.

On March 22, 2018, Antares Pharma, Inc. (the “Company”) received the official minutes from the Type A meeting with the U.S. Food and Drug Administration (the “FDA”) held on February 21, 2018 regarding the Complete Response Letter (the “CRL”) that the Company received in connection with its New Drug Application (the “NDA”) submitted to the FDA under Section 505(b)(2) of the Federal Food, Drug and Cosmetic Act for XYOSTEDTM (testosterone enanthate) injection.  The Company previously disclosed the receipt of the CRL on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 23, 2017.

Based upon the meeting and the FDA minutes, the Company believes that it does not need to conduct any new clinical studies to support the resubmission of the application and it anticipates that the resubmission will include re-analyses of existing data, and will address labeling and potential post-approval risk mitigation strategies. The Company expects to submit the complete response in the second quarter of this year.

Under the FDA’s policies, it will determine whether the filing constitutes a complete response that addresses all deficiencies in the CRL and, if so, will assign a target action date that the Company anticipates will be within six months of the FDA’s receipt of the resubmission.

On March 27, 2018, the Company issued a press release (the “Press Release”) announcing its receipt of the minutes from the Type A meeting with the FDA.  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

By filing this Current Report on Form 8-K, the Company makes no admission as to the materiality of any information contained herein. The information contained in this report is intended to be considered in the context of the Company’s filings with the Commission and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, except as required by law, although it may do so from time to time as it believes is appropriate. Any such updating may be made through the filing of other reports or documents with the Commission, through press releases or through other public disclosure.

This report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, the statements regarding the Company’s expectations in connection with the resubmission of the NDA for XYOSTED™, the timeframe associated with such resubmission and whether such resubmission will be accepted by the FDA, FDA approval of the Company’s NDA for XYOSTED™ and the FDA’s assignment of a target action date. Forward-looking statements are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Forward-looking statements are based on assumptions that we have made in light of our industry experience as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you read and consider this report, you should understand that these statements are not guarantees of performance results. Forward-looking statements involve known and unknown risks, uncertainties and assumptions, and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. While we believe that we have a reasonable basis for each forward-looking statement contained in this report, we caution you that these statements are based on a combination of facts and factors currently known by us and projections of the future about which we cannot be certain.  Many factors may affect our ability to achieve our objectives, including, without limitation, the Company’s ability to resolve the deficiencies identified by the FDA in the Complete Response Letter for  XYOSTED™, the timeframe associated with such resolution and  whether any such response will be accepted by the FDA, FDA approval of the Company’s NDA for XYOSTED™  and future market acceptance and revenue for XYOSTED™, for the Company’s other products candidates or for its partners product candidates, delays in product introduction and marketing or interruptions in supply, a decrease in business from our major customers and partners, our inability to compete successfully against new and existing competitors or to leverage our research and development capabilities and our marketing capabilities, our inability to effectively market our products and services or obtain and maintain arrangements with our customers, partners and manufacturers, our inability to obtain adequate third-party payer coverage of our marketed products, our inability to effectively protect our intellectual property, costs associated with future litigation and the outcome of such litigation, our inability to attract and retain key personnel, changes or delays in the regulatory process, adverse economic and political conditions; and our ability to obtain additional financing, reduce expenses or generate funds when necessary. In addition, you should refer to the “Risk Factors” sections of this report and of our Annual Report on Form 10-K for the year ended December 31, 2017 for a discussion of other factors that may cause our actual results to differ materially from those described by our forward-looking statements. As a result of these factors, we cannot assure you that the forward-looking statements contained in this report will prove to be accurate and, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. We encourage readers of this report to understand forward-looking statements to be strategic objectives rather than absolute targets of future performance.  Forward-looking statements speak only as of the date they are made. We do not intend to update publicly any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made or to reflect the occurrence of unanticipated events except as required by law.  In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, if at all.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Antares Pharma, Inc. dated March 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTARES PHARMA, INC.

Date:	March 27, 2018	By:	/s/ Peter J. Graham
		Name:	Peter J. Graham
		Title:	Executive Vice President, General Counsel, Chief Compliance Officer, Human Resources & Corporate Secretary